                                                                    EXHIBIT 3.31

                           ARTICLES OF INCORPORATION

    These Articles of Incorporation are signed and acknowledged by the incorporators for the purpose of forming a corporation for profit under the provisions of Act No. 327 of the Public Acts of 1931, as amended, as follows:

                                  ARTICLE I.

   The name of the corporation is CAST FORGE CORPORATION

-------------------------------------------------------------------------------

                                   ARTICLE II.

   The purpose or purposes for which the corporation is formed are as follows:
--------------------------------------------------------------------------------
                  To engage in the business of developing pressure casting
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                  processes and devices: to manufacture castings by the use of
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                  such processes and devices.
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In general to carry on any business in corporation therewith and incident thereto not forbidden by the laws of the State of Michigan and with all the powers conferred upon corporations by the laws of the State of Michigan.

                                  ARTICLE III.

   Location of the first registered office is:

   820       Ford Building     Detroit      26     Wayne,
----------  ---------------   ---------  -------  ----------, Michigan.
  (No.)         (Street)        (City)   (Zone)   (County)

Postoffice address of the first registered office is:

   820       Ford Building                Detroit     26
------------------------------------     ---------  --------, Michigan.
    (No. and Street or P.O. Box)          (City)     (Zone)

                                   ARTICLE IV.

The name of the first resident agent is Frank W. Donovan

                                   ARTICLE V.

                     The total authorized capital stock is

        {Preferred shs._________   {Par Value $_____________________}
   (1)  {                                                           } per share
        {Common shs. 5,000         {Par Value $10.00                }

                                         {Book Value $_____________ }
                                         {                          } per share
                                         {Price fixed for sale $___ }
                   {Preferred ________}
and/or shs. of (2) {                  } no Par Value
                   {Common ___________}   {Book Value $_____________}
                                                                    } per share
                                          {Price fixed for sale $___}

   (3) A statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof is as follows:

                               One class of stock
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FORM 1

GOLD SEAL APPEARS ONLY ON ORIGINAL

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                                   ARTICLE VI.

   The names and places of residence or business of each of the incorporators and the number and class of shares subscribed for by each are as follows:
(Statute requires one or more incorporators)

                                                                          Number of Shares
                                                               --------------------------------------
                                                                    Par Stock        Non-Par Stock
 Name                      Residence or Business Address       ------------------  ------------------
              (No.)  (Street)           (City)    (State)            Common   Preferred  Common   Preferred
-----------------------------------------------------------------------------------------------------
Frank W. Donovan. 820 Ford Bldg., Detroit,  Mich               100
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

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

                                  ARTICLE VII.

   The names and address of the first board of directors are as follows:

(Statute requires at least three directors)
--------------------------------------------------------------------------------
  Name                                          Residence of Business Address
                                  (No.)         (Street)     (City)     (State)
--------------------------------------------------------------------------------
Frank W. Donovan           820 Ford Building                 Detroit    Michigan
--------------------------------------------------------------------------------
Thomas A. Roach            820 Ford Building                 Detroit    Michigan
--------------------------------------------------------------------------------
Jane W. C. Gordon          820 Ford Building                 Detroit    Michigan
--------------------------------------------------------------------------------

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

                                 ARTICLE VIII.

   The term of the corporate existence is thirty years.

                                  ARTICLE IX.

   OPTIONAL (Please delete Article IX if not applicable.)

   Whenever a compromise or arrangement or any plan of reorganization of this corporation is proposed between this corporation and its creditors or any claim of them and/or between this corporation and its shareholders or any class of them, any court of equity jurisdiction within the state of Michigan, may on the application of this corporation or of any creditor or any shareholder thereof, or on the application of any receiver or receivers appointed for this corporation, order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders, as the case may be, to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders, as the case may be, to be affected by the proposed compromise or arrangement or reorganization, agree to any compromise or arrangement or to any reorganization of this corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the shareholders or class of shareholders, as the case may be, and also on this corporation.

                                   ARTICLE X.

     (Here insert any desired additional provisions authorized by the Act.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

   I the incorporator, sign my name this 27th day of August 1962

  (All parties appearing under Article VI are required to sign in this space)

                                       /s/ Frank W. Donovan
--------------------------------------------------------------------------------
                                       Frank W. Donovan
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

STATE OF MICHIGAN ______________}      (One or more of the parties signing must
                                  ss.            acknowledges before the Notary)
COUNTY OF          WAYNE        }

On this 27th day of August, 1962, before me personally appeared FRANK W. DONOVAN

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

to me known to be the person described in and who executed the foregoing instrument, and acknowledges that he executed the same as his free act and deed.

                                        /s/ Jane W. C. Gordon
                                 -----------------------------------------
                                       (Signature of Notary)

                                            Jane W. C. Gordon
                                 -----------------------------------------
                                        Print or type name of Notary

                                 Notary Public for Wayne County,
                                 State of Michigam.

                                 My commission expires July 10, 1964
                                 (Notarial seal required if acknowledgment taken out at State)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                    ORIGINAL
                       (CORPORATION FOR PECUNIARY PROFIT)
                          ARTICLES OF INCORPORATION
                                       OF

________________________________________________________________________________
                      (Please type or print corporate name)

--------------------------------------------------------------------------------
               Under Act No. 327, Public Acts, 1931, as amended.
--------------------------------------------------------------------------------
    (This blank prepared by Michigan Corporation and Securities Commission.)

                                      FILED

                                   AUG 29 1962

                                /s/ [ILLEGIBLE]
                             ---------------------

                                                 COMMISSIONER

                 MICHIGAN CORPORATION & SECURITIES COMMISSION

                       MAIL THREE SIGNED AND ACKNOWLEDGED
                                   COPIES TO:

                  Michigan Corporation & Securities Commission

P.O. Box 898                                               LEASING 4, MICHIGAN

                                    RECEIVED

                                   AUG 28 1962

                            MICHIGAN CORPORATION AND
                             SECURITIES COMMISSION

                            MICHIGAN CORPORATION AND
                              SECURITIES COMMISSION

                                  AUG 29 1962

                                /s/ [ILLEGIBLE]
                              --------------------
                                  Compared by

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                STATE OF MICHIGAN
                      CORPORATION AND SECURITIES COMMISSION
                                LANSING, MICHIGAN

--------------------------------------------------------------------------------
                DO NOT WRITE IN SPACE BELOW -- FOR COMMISSION USE
--------------------------------------------------------------------------------
  Date Received:               Compared by:
----------------------------
                               /s/ [ILLEGIBLE]
---------------------------------------------------
                               Date:
----------------------------
                               JUL 14 1965
---------------------------------------------------
                               Examiner:
----------------------------
                               /S/ [ILLEGIBLE]
--------------------------------------------------------------------------------

              CERTIFIED RESOLUTION OF CHANGE OF REGISTERED OFFICE

         I, JERRY H. STEWARD, Secretary, of
         CAST FORGE CORPORATION
     -------------------------------------, do hereby certify that the following
           (Corporate Name)
is a true and correct copy of the resolution adopted by the board of directors of said corporation at a meeting called and held on the 3rd day of June, 1965:

         "RESOLVED, that the location of the registered office of
     Cast Forge Corporation         within the State of Michigan is changed from
----------------------------------
        (Corporate Name)
820 Ford Building             Detroit        County of  Wayne, Michigan  48226
----------------------, -------------------,                          ---------
(Street and Number)     (City or Village)                             (Zip Code)
to  2150 Guardian Building      Detroit       County of Wayne, Michigan  48226
  -------------------------, ----------------,                        ---------,
     (Street and Number)     (City or Village)                        (Zip Code)

Signed on June 3, 1965.

                                                /s/ Jerry H. Steward
                                                -----------------------------
                                               (Jerry H. Steward, Secretary)
                                              (DESIGNATE OFFICE HELD BY SIGNER)

         Note: Mail three signed copies, except in case of change of location from one county to another, in which case four copies of this Certificate are required, to Michigan Corporation and Securities Commission, Box 898, Lansing, Michigan 48904.

         Filing fee $5.00.

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                STATE OF MICHIGAN
                      CORPORATION AND SECURITIES COMMISSION
                                LANSING, MICHIGAN
--------------------------------------------------------------------------------
                DO NOT WRITE IN SPACE BELOW--FOR COMMISSION USE
--------------------------------------------------------------------------------

       Date Received:
------------------------------
                                 [ILLEGIBLE]
-----------------------------------------------------------
                               (Compared By)
-------------------------------
                                 [ILLEGIBLE]
-----------------------------------------------------------
                                   (Date)
-------------------------------

-------------------------------

--------------------------------------------------------------------------------

                        CERTIFICATE OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION

                             CAST FORGE CORPORATION
-------------------------------------------------------------------------------,
                                (Corporate Name)
a Michigan corporation, whose registered office is located at  2150
                                                              ------
                                                               (No.)
Guardian Building   Detroit     26      Wayne     Michigan, certifies pursuant
----------------------------------------------
     (Street)        (City)   (Zone)  (County)
to the provisions of Section 43 of Act No. 327 of the Public Acts of 1931, as
amended, that at a meeting of the         Shareholders      of said corporation
                                  -------------------------
                                  (Shareholders or members)
called for the purpose of amending the articles of incorporation, and held on the 3rd day of June, 1965, it was resolved by the vote of {the holders of a majority of the shares} of each class entitled to vote and by {a majority of the shares} of each class whose rights, privileges or preferences are changed, that Article No I of the Articles of incorporation is amended to read as follows, viz:

                                    ARTICLE I
    (Any article being amended is required to be set forth in its entirety.)

    The name of the corporation is C. F. ENGINEERING CORPORATION. [ILLEGIBLE]
--------------------------------------------------------------------------------
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FORM 16                                         (Continued on the reverse side)

GOLD SEAL APPEARS ONLY ON ORIGINAL

FORM 16

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NOTE: Sec. 43. amended by Act 155, P. A. 1953, provides:
         "**** That any amendment which impairs the preemptive right of the holders of shares of any class of capital stock entitled to such right shall be approved by the vote of the holders of 2/3 of the shares of each such class. ****"

Signed on June 3, 1965

                                         CAST FORGE CORPORATION
                                 --------------------------------------
                                            (Corporate Name)

(Corporate Seal if any)          By /s/ Joseph H. Steward
                                   --------------------------------
                                          (President)
                                        Joseph H. Steward

                                 By /s/ Jerry H. Steward
                                   ---------------------------------
                                          (Secretory)
                                        Jerry H. Steward

STATE OF MICHIGAN          }
COUNTY OF WAYNE            } SS.

         On this 3rd day of June, 1965, before me appeared

                               JOSEPH H. STEWARD
--------------------------------------------------------------------------------
                              (Name of President)

to me personally known, who, being by me duly sworn, did say that he is the president

                             CAST FORGE CORPORATION
of-----------------------------------------------------------------------------,
                                (Corporate Name)

which executed the foregoing instrument, and that *[the seal affixed to said instrument is the corporate seal of said corporation, and that] said instrument was signed *[and sealed] in behalf of said corporation by authority of its board of directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

*If corporation has no seal strike out the words          /s/ [ILLEGIBLE]
in brackets and add at end of acknowledgment      ------------------------------
the following: "and that said corporation has          (Signature of Notary)
no corporate seal".                               Notary Public for  Wayne
                                                  County,State of Michigan.

                                                  My Commission expires
                                                  July 6, 1968

                                                  (Notarial seal required it
                                                  acknowledgment taken out of
                                                  State)

                 Mail Three Signed and Acknowledged Copies To:
                 Michigan Corporation and Scurities Commission
                P.O. Box 898                      Lansing 4, Michigan
                                Filing Fee $5.00

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                STATE OF MICHIGAN
                     CORPORATION AND SECURITIES COMMISSION
                               LANSING, MICHIGAN

--------------------------------------------------------------------------------
              DO NOT WRITE IN SPACE BELOW -- FOR COMMISSION USE
--------------------------------------------------------------------------------
     Date Received:                                      FILED
----------------------------------
       MAY 14 1968                          Michigan Department of Treasury
--------------------------------------------------------------
                                     (Compared By)    MAY 15 1968
----------------------------------
[ILLEGIBLE]
--------------------------------------------------------------
[ILLEGIBLE]                           (Date)
                                                     /s/
----------------------------------
                                                     STATE TREASURER
----------------------------------

--------------------------------------------------------------------------------

                        CERTIFICATE OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION

                          C. F. ENGINEERING CORPORATION
-------------------------------------------------------------------------------,
                                (Corporate Name)
a Michigan corporation, whose registered office is located at
                             2150 GUARDIAN BUILDING
--------------------------------------------------------------------------------
                            (No.)           (Street)
           DETROIT,                 48219                    WAYNE
--------------------------------------------------------------------------------
           (City)                  (Zone)                  (County)
Michigan, certifies pursuant to the provisions of Section 43 of Act No. 327 of the Public Acts of 1931, as amended, that at a meeting of the
        SHAREHOLDERS
---------------------------- of said corporation called for the purpose of
    (Shareholders or members)
amending the articles of incorporation, and held on the 30th day of June, 1967, it was resolved by the vote of {the holders of a majority of the shares} of each class entitled to vote and by {a majority of the shares} of each class whose rights, privileges or preferences age changed, that Article No 1 of the Articles of Incorporation is amended to read as follows, viz:

                                    ARTICLE 1

    (Any article being amended is required to be set forth in its entirety.)
The name of the corporation is:  Cast Forge Company
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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FORM 16                                      (Continued on the reverse side)

GOLD SEAL APPEARS ONLY ON ORIGINAL

FORM 16

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--------------------------------------------------------------------------------

NOTE: Sec. 43, amended by Act 155, P. A. 1953, provides:

         "**** That any amendment which impairs the preemptive right of the holders of shares of any class of capital stock entitled to such right shall be approved by the vote of the holders of 2/3 of the shares of each such class. ****"

Signed on May 7, 1968
                                           C.F. ENGINEERING CORPORATION
                                                  CAST FORGE COMPANY
                                        ------------------------------------
                                                   (Corporate Name)

(Corporate Seal if any)                 By /s/ Jerry H. Steward
                                           -----------------------------------
                                           (President or Vice-President)

                                                  /s/ Joseph H. Steward
                                           -------------------------------------
                                            (Secretary or Assistant Secretary)
                    }
STATE OF MICHIGAN   }
                    }ss.
COUNTY OF Wayne     }
                    }
     On this 7 day of May, 1968, before me appeared
                                Jerry H. Steward
--------------------------------------------------------------------------------
                              (Name of President)
to me personally known, who, being by me duly sworn, did say that he is the president of
                         C. F. Engineering Corporation
--------------------------------------------------------------------------------
                                (Corporate Name)
which executed the foregoing instrument, and that *[the seal affixed to said instrument is the corporate seal of said corporation, and that] said instrument was signed *[and sealed] in behalf of said corporation by authority of its board of directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

*If corporation has no seal strike out the words     /s/ [ILLEGIBLE]
in brackets and add at end of acknowledgment      ------------------------------
the following: "and that said corporation has         (Signature of Notary)
no corporate seal".
                                                 Notary Public for Wayne
                                                 County, State of Michigan.

                                                 My Commission Expires
                                                 [ILLEGIBLE]
                                                 (Notarial seal required if
                                                 acknowledgment taken out of
                                                 State)

                 Michigan Corporation and Securities Commission
                 P.O. Box 898              Lansing 4, Michigan
                              Filing Fee $5.00

GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE]                    STATE OF MICHIGAN
                        MICHIGAN DEPARTMENT OF TREASURY
                              CORPORATION DIVISION
                                LANSING MICHIGAN

--------------------------------------------------------------------------------
               DO NOT WRITE IN SPACE BELOW -- FOR DEPARTMENT USE
--------------------------------------------------------------------------------
                         Compared by:
    Date Received:
----------------------
     DEC 18 1969
--------------------------------------------                FILED
                          Date:                  Michigan Department of Treasury
----------------------
                                                        DEC 22 1969
----------------------

--------------------------------------------            /s/ [ILLEGIBLE]
                            Examiner:                   STATE TREASURER
                                       /s/ [ILLEGIBLE]
--------------------------------------------------------------------------------

                    CERTIFICATE OF INCREASE OF CAPITAL STOCK

                               CAST FORGE COMPANY
-------------------------------------------------------------------------------
                                (Corporate Name)

a Michigan corporation, whose registered office is located at    2150
                                                              -----------
                                                                  (No.)
      Guardian Bldg.   Detroit  Wayne, Michigan 48226  , certifies pursuant
-------------------------------------           -------
        (Street)        (City) (County)        (Zip Code)
to the provisions of Section 43 of Act 327, Public Acts of 1931, as amended, that at a meeting of the stockholders of the said corporation called for the purpose of increasing its authorized capital stock, and held on the Twenty-seventh day of June, 1969, it was resolved, by the vote of the holders of a majority of the shares of each class of shares entitled to vote and a majority of shares of each class whose rights, privileges or preferences are so changed, that the authorized capital stock be increased from:

    {Preferred shs.-----}                         {Par Value $ -----           }
(1) {                   }                         {                            }per share
    {Common shs. 5,000  }                         {Par Value $ 10.00           }

                                                  {Book Value $----------------}
                                  {Preferred -----{                            }
                                  {               {Price fixed for sale $------}
and/or (2), shares of no par value{                                            }per share
                                  {               {Book Value $----------------}
                                  {Common --------{                            }
                                                  {Price fixed for sales $-----}

and that the provisions of the Articles of Incorporation relating to capital stock are amended to read as follows:

    {Preferred shs.-----}                         {Par Value $ -----           }
(1) {                   }                         {                            } per share
    {Common shs. 25,000 }                         {Par Value $ 10.00           }

                                                  {Book Value $----------------}
                                  {Preferred -----{                            }
                                  {               {Price fixed for sale $------}
and/or (2), shares of no par value{                                            }per share
                                  {               {Book Value $----------------}
                                  {Common --------{                            }
                                                  {Price fixed for sales $-----}

Form 13                        (Please turn page)

GOLD SEAL APPEARS ONLY NO ORIGINAL

FORM 13

(3) A statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof is as follows:
(Provisions need not be stated unless changed. A rider may be attached.)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Signed on November 14, 1969                  CAST FORGE COMPANY
                                           ----------------------
                                              (Corporate Name)

(Corporate Seal if any)                  By /s/ Jerry H. Steward
                                            --------------------------------
                                              (President or Vice-President)

                                                 /s/ Joseph H. Steward
                                            ---------------------------------
                                            (Secretary or Assistant Secretary)

STATE OF MICHIGAN   }
                    }ss.
COUNTY OF Wayne     }

   On this 14th day of November, 1969, before me appeared
    Jerry H. Steward,            of the CAST FORGE COMPANY, which executed the
--------------------------------        ------------------
(Name resident or Vice-president)        (Corporate Name)
foregoing instrument, to me personally known, who, being by me duly sworn, did say that he is the president or vice-president of said corporation, and that *[the seal affixed to said instrument is the corporate seal of said corporation, and that] said instrument was signed *[and sealed] in behalf of said corporation by authority of its board of directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

*If corporation has no seal strike out                /s/ Lois LaFever
the words in brackets and add at end of   --------------------------------------
acknowledgement the following: "and                (Signature of Notary)
that said corporation has no corporate
seal".

                                        Notary Public for Wayne County, State of
                                        Michigan.

                                                     LOIS LaFEVER
                                            Notary Public, Wayne County, Mich.
                                           My commission expires Feb. 1, 1970

                                      (Notarial seal required if acknowledgment
                                       taken out of State)

NOTE: Filing Fee - $5.00
      Franchise Fee -- 1/2 mill on each dollar of increase over highest previous authorized capital stock. Make fee payable to State of Michigan.

MAIL ONE SIGNED AND ACKNOWLEDGED COPIES TO: Michigan Department of Treasury
                                            Corporation Division
                                            P. O. Drawer C
                                            Lansing, Michigan 48904
FORM 13

GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE]                    STATE OF MICHIGAN
                        MICHIGAN DEPARTMENT OF TREASURY
                              CORPORATION DIVISION
                               LANSING, MICHIGAN

--------------------------------------------------------------------------------
           NOTE              DO NOT WRITE IN SPACE BELOW --- FOR DEPARTMENT USE
           ----              --------------------------------------------------

This form may be filed       Date of Received:
to increase the authorized   ------------------
capital stock of a Michigan  MAY 14 1971
corporation pursuant to the  ------------------
provisions of Section 43.    MAY 27 1971                        FILED
Act 327, P.A. of 1931 as     ------------------
amended.

Mail ONE signed and          ------------------             JUN  - 2 1971
acknowledged copy to:
                             ------------------             /s/ [ILLEGIBLE]
Michigan Department
of Treasury Corporation      ------------------
Division
P.O. Drawer C Lansing,       ------------------
Michigan 48904                                            STATE TREASURER
                             ------------------
Filing Fee-$5.00                                 Michigan Department of Treasury
Franchise Fee-1/2 mill       ------------------
on each dollar of increase
over highest previous
authorized capital stock.

(Make fee payable to State of Michigan)
-------------------------------------------------------------------------------

                    CERTIFICATE OF INCREASE OF CAPITAL STOCK

   CAST FORGE COMPANY
-------------------------------------------------------------------------------
                                (Corporate Name)

a Michigan corporation, whose registered office is located at 2150
                                                              (No.)
     Guardian Bldg.    Detroit Wayne,   Michigan    48226, certifies pursuant
------------------------------------              ---------------------------
        (Street)        (City) (County)           (Zip Code)
to the provisions of Section 43 of Act 327, Public Acts of 1931, as amended, that at a meeting of the stockholders of the said corporation called for the purpose of increasing its authorized capital stock, and held on the 30th day of June, 1970, it was resolved, by the vote of the holders of a majority of the shares of each class of shares entitled to vote and a majority of shares of each class whose rights, privileges or preferences are so changed, that the authorized capital stock be increased from:

    {Preferred shs.-----}                         {Par Value $ -----           }
(1) {                   }                         {                            } per share
    {Common shs. 25,000 }                         {Par Value $ 10.00           }

                                                  {Book Value $----------------}
                                  {Preferred -----{                            }
                                  {               {Price fixed for sale $------}
and/or (2), shares of no par value{                                            }per share
                                  {               {Book Value $----------------}
                                  {Common --------{                            }
                                                  {Price fixed for sales $-----}

and that the provisions of the Articles of Incorporation relating to capital stock are amended to read as follows:

    {Preferred shs.-----}                         {Par Value $ -----           }
(1) {                   }                         {                            } per share
    {Common shs. 50,000 }                         {Par Value $ 10.00           }

                                                  {Book Value $----------------}
                                  {Preferred -----{                            }
                                  {               {Price fixed for sale $------}
and/or (2), shares of no par value{                                            }per share
                                  {               {Book Value $----------------}
                                  {Common --------{                            }
                                                  {Price fixed for sales $-----}

                               (Please turn page)

GOLD SEAL APPEARS ONLY ON ORIGINAL

(3) A statement of all of any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof is as follows:

(Provisions need not be stated unless changed. A rider may be attached.)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Signed on May 6, 1971                       CAST FORGE COMPANY
                                        -------------------------
                                             (Corporate Name)

(Corporate Seal if any)                  By /s/ Jerry H. Steward
                                            ----------------------------
                                            (President or Vice-President)

                                              /s/ Joseph H. Steward
                                        ---------------------------------
                                        (Secretary or Assistant Secretary)

STATE OF MICHIGAN    }
                     }ss.
COUNTY OF WAYNE      }

On this 6 day of May, 1971, before me appeared
    Jerry H. Steward             of the CAST FORGE COMPANY, which executed the
--------------------------------,       ------------------
(Name President or Vice-president)       (Corporate Name)
foregoing instrument, to me personally known, who, being by me duly sworn, did say that he is the president or vice-president of said corporation, and that *[the seal affixed to said instrument is the corporate seal of said corporation, and that] said instrument was signed *[and sealed] in behalf of said corporation by authority of its board of directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

*If corporation has no seal strike out                /s/ [ILLEGIBLE]
the words in brackets and add at end of   --------------------------------------
acknowledgment the following: "and                (Signature of Notary)
that said corporation has no corporate
seal".

                                      Notary Public for Wayne County,
                                      State of Michigan.

                                      My commission expires May 16, 1972
                                      (Notarial seal required if acknowledgment taken out of State)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                                                   CAST FORGE CO

                 (For Use by Domestic and Foreign Corporations)

                   CERTIFICATE OF CHANGE OF REGISTERED OFFICE

                        AND/OR CHANGE OF RESIDENT AGENT

         The undersigned corporation, in accordance with the provisions of
Section 242 of Act 284, Public Acts of 1972, does here certify as follows:

1.   The name of the Corporation is Cast Forge Company

2. The address of its former registered office is: (See instructions on reverse side)

                   2150 Guardian Building  Detroit, Michigan    48226
                   -------------------------------           -----------
                   (No. and Street) (Town or City)            (Zip Code)

     The mailing address of its former registered office is: (Need not be completed unless different from the above address)

___________________________________________________, Michigan _________________
(No. and Street of P.O. Box)      (Town or City)                 (Zip Code)

3. (The following is to be completed if the address of the registered office is changed.)

     The address of the registered office is changed to:

                   2440 W. Highland Rd.         Howell, Michigan    48893
                   ------------------------------------          ----------
                   (No. and Street)     (Town or City)           (Zip Code)

     The mailing address of the registered office is changed to: (Need not be completed unless different from the above address)

___________________________________________________, Michigan _________________
(No. and Street of P.O. Box)      (Town or City)                 (Zip Code)

4.   The name of the former resident agent is Frank W. Donovan

5.   (The following is to be completed if the resident agent is changed.)

     The name of the successor resident agent is Jerry H. Steward

6. The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.

7. The changes designated above were authorized by resolution duly adopted by its board of directors.

Signed this 27th day of February, 1974

                                               Cast Forge Company
                                         ------------------------------
                                              (Name of Corporation)

                                      By  /S/ Jerry H. Steward
                                        -----------------------------------
                                        (Signature of President, Vice-President,
                                        Chairman or Vice-Chairman)

                                          Jerry H. Steward - President
                                        -----------------------------------
                                          (Type or Print Name and Title)

                                               (See Instruction on Reverse Side)

GOLD SEAL APPEARS ONLY ON ORIGINAL

           (Please do not write to spaces below - for Department use)

--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received
-----------------------
MAR 11 1974
-----------------------                         FILED
                                  Michigan Department of Commerce
-----------------------
                                            MAR [ILLEGIBLE]
-----------------------
                                              [ILLEGIBLE]
-----------------------                        DIRECTOR

-----------------------

--------------------------------------------------------------------------------


                          INFORMATION AND INSTRUCTIONS

   Certificate of Change of Registered Office and/or Change of Resident Agent

1. Insert the present address of the registered office in part 2 of the certificate. This address must agree with the address of the registered office as designated in the articles of incorporation or subsequent corporate certificate reflecting a change as filed with the Corporation and Securities Bureau.

2. The mailing address of the registered office should be the same address as the registered office unless a post office box is designated as the mailing address.

3. Insert the name of the present resident agent in part 4 of the certificate. This name must agree with the name of the resident agent as designated in the articles of incorporation or subsequent corporate certificate reflecting a change as filed with the Corporation and Securities Bureau.

4. The Certificate is required to be signed in ink by the chairman or vice-president of the board, or the president or a vice-president of the corporation.

5. One original copy is required. A true copy will be prepared by the Corporation and Securities Bureau and returned to the person submitting the Certificate for filling.

6.   Filling fee..............$5.00
       (Make fee payable to State of Michigan)

7.   Mail form and fee to:

       Michigan Department of Commerce
       Corporation and Securities Bureau
       Corporation Division
       P.O. Drawer C
       Lansing, Michigan 48904

GOLD SEAL APPEARS ONLY ON ORIGINAL

           (Please do not write in spaces below - for Department use)

      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
                      FILED                                  Date Received
                                                        ------------------------
                   DEC 1 1982                                 NOV 10 1982
                                                        ------------------------
                  [ILLEGIBLE]
--------------------------------------------------------------------------------

                       (See instructions on Reverse Side)
                  For Use by Domestic and Foreign Corporations

                   CERTIFICATE OF CHANGE OF REGISTERED OFFICE
                        AND/OR CHANGE OF RESIDENT AGENT

               INSERT CORPORATION IDENTIFICATION NUMBER 042--155

         This certificate is executed in accordance with the provisions of
Section 242 of Act 284, Public Acts of 1972, as amended, as follows:

1.   The name of the corporation is CAST FORGE COMPANY

2. The address of its registered office as currently on file with the Corporation and Securities Bureau is:
     (See Part 2 of instructions)

2440 W. HIGHLAND ROAD      HOWELL,   Michigan   48843
------------------------------------          ----------
   (No. and Street)    (Town or City)         (Zip Code)

     The mailing address of its registered office is: (Complete only if different from above address. See Part 3 of instructions)

___________________________________________________, Michigan _________________
    (P.O. Box)           (Town or City)                          (Zip Code)

3.   (Complete if the address of the registered office is changed.)

     The address of the registered office is changed to: (See Part 3 of instructions)

    NOT APPLICABLE                 , Michigan
-----------------------------------           ----------
(No. and Street)    (Town or City)            (Zip Code)

     The mailing address of the registered office is changed to: (Complete only if different from above address. See Part 3 of instructions)

___________________________________________________, Michigan _________________
    (P.O. BOX)      (Town or City)                                (Zip Code)

4. The name of the resident agent as currently on file with the Corporation and Securities Bureau is (See Part 4 of instructions) JERRY H. STEWARD

5.   (Complete if the resident agent is changed.)

     The name of the successor resident agent is J. ROBERT VESS

6. The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.

7. The changes designated above were authorized by resolution duly adopted by its board of directors or trustees.

                                     Signed this 12 day of NOVEMBER, 1982

                                      By /s/ J. Robert Vess
                                        -----------------------------------
                                                   [ILLEGIBLE]

                                          J. ROBERT VESS -- PRESIDENT
                                        -----------------------------------
                                          (Type or Print Name and Title)

[ILLEGIBLE]

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS
INDICATED IN THE BOX BELOW. Include name, street and number (or
P.O box), city, state and zip code.
                                                Telephone:
CAST FORGE COMPANY                                  Area Code 517-546-3441
2440 W. HIGHLAND RD
HOWELL, MI 48893                                    Number    042155

                          INFORMATION AND INSTRUCTIONS
   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT

1. Submit one original copy of the Certificate of Change of Registered Office and/or Change of Resident Agent. A microfilm copy will be prepared for the records in the Corporation and Securities Bureau and the original copy will be returned to the address appearing in the box above as evidence of the filing.

     Since the corporate documents are microfilmed for the Bureau's files, it is imperative that the document submitted for filing be legible so that a usable microfilm can be obtained. Corporate documents with poor black and white contrast will be rejected.

2. Insert the present address of the registered office in part 2 of the Certificate. This address must agree with the address of the registered office as designated in the articles of incorporation or subsequent corporate certificate reflecting a change as filed with the Corporation and Securities Bureau.

3. A post office box may not be designated as the address of the registered office. The mailing address may differ from the address of the registered office only if a post office box address in the same city as the registered office is designated as the mailing address.

4. Insert the name of the present resident agent in part 4 of the Certificate. This name must agree with the name of the resident agent as designated in the articles of incorporation or subsequent corporate certificate reflecting a change as filed with the Corporation and Securities Bureau.

5. The Certificate must be signed in ink by the chairperson or vice-chairperson of the board, or the president, vice-president, secretary or assistant secretary of the corporation.

6.   Filing Fee: $5.00. (Make remittance payable to State of Michigan)

7.   Mail form and remittance to:

        Michigan Department of Commerce
        Corporation and Securities Bureau
        Corporation Division
        P.O. Box 30054
        Lansing, Michigan 48909
        Tel. (517)-373-0493


GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                             Date Received
                                                                  --------------
                                                                  AUG 23 1984
                                            FILED                 --------------

                                          SEP 4 1984
                                         Administrator            --------------

                                MICHIGAN DEPARTMENT OF COMMERCE
                                Corporation & Securities Bureau   --------------
--------------------------------------------------------------------------------

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT
                  FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS

        (Please read Instructions on reverse side before completing form)

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.  The name of corporation is: CAST FORGE COMPANY

2.  The corporation identification number (CID) assigned by the Bureau is:
    042-155

3. a. The address of the registered office as currently on file with the Bureau is:

     2440 W. Highland                 Howell,                  48893
    ----------------------------------------  Michigan -----------------------
    (Street Address)                 (City)                  (ZIP Code)

    b. The mailing address of the registered office if different than above is:

    --------------------------------------------, Michigan ---------------------
    (P.O. Box)                   (City)                         (ZIP Code)

    c. The name of the resident agent as currently on file with the Bureau is:

                    J. Robert Vess

 4. (Complete if the address of the registered office is changed)
    The address of the registered office is changed to: c/o THE CORPORATION COMPANY

       615 Griswold Street            DETROIT                         48226
    ---------------------------------------------, Michigan --------------------
    (Street Address)                    (City)                     (ZIP Code)

    The mailing address of the registered office if different than above is:

    ---------------------------------------------------, Michigan --------------
    (P.O. Box)                        (City)                       (ZIP Code)

5.  (Complete if the resident agent is changed)
    The name of the successor resident agent is:

                              THE CORPORATION COMPANY

6. The corporation further states that the address of its registered office and the address of the business office of its resident agent, as changed, are identical.

7. The above changes were authorized by resolution duly adopted by its board of directors of trustees.
                                               Signed this 22 day of March, 1984

                                               By /s/ Richard F. Darke
                                                  ------------------------------
                                                          (Signature)

                                           Richard F. Darke, Assistant Secretary
                                           -------------------------------------
                                               (Type or Print Name and Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED
IN THE BOX BELOW, Include name, street and number (or P.O. box), city, state and ZIP code.

            C T CORPORATION SYSTEM               Telephone:
            Att: Denise I. Smith                    Area Code 313
            615 Griswold St., Ste. 1414
            Detroit, MT 48226                       Number 961-3070

                          INFORMATION AND INSTRUCTIONS

1. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

   Since this document must be microfilmed, it is important that the filling be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

2. The document is to be used pursuant to section 242 of the Act by domestic and foreign profit and nonprofit corporations for the purpose of changing their registered office or resident agent, or both.

3. Item 2 -- Enter the Identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

4. Item 3 -- The address of the registered office and name of the resident agent must be the same as are designated in the articles of incorporation or subsequent change filed with the Bureau.

5. Item 4 -- A post office box may not be designated as the address of the registered office. The mailing address may differ from the address of the registered office only if a post office box address in the same city as the registered office is designated as the mailing address.

6. This certificate must be signed in ink by the president, vice-president, chairperson, vice-chairperson, secretary or assistant secretary of the corporation.

7  FEES: Filing fee (Make remittance payable to State of Michigan) ........$5.00

8. Mail form and fee to:

         Michigan Department of Commerce
         Corporation and Securities Bureau
         Corporation Division
         P.O. Box 30054
         Lansing, Michigan 48909
         Telephone: (517) 373-0493

GOLD SEAL APPEARS ONLY ON ORIGINAL

       RECEIVED                                              FILED

      JUN 16 1987                                         JUN 16 1987

MICHIGAN DEPT. OF COMMERCE                               Administrator
                                                MICHIGAN DEPARTMENT OF COMMERCE
                                                Corporation & Securities Bureau

                            CERTIFICATE OF AMENDMENT

                                     to the

                       RESTATED ARTICLES OF INCORPORATION

         The undersigned corporation executes the following Certificate of Amendment to its Restated Articles of Incorporation pursuant to the provisions of Section 631, Act 284, Public Acts of 1972, as amended:

      1. The name of the Corporation is CAST FORGE COMPANY.

      2. The location of the registered office is the Corporation Company, 615 Griswold St, Datroit MI 48226

      3. The following amendment to the Restated Articles of Incorporation was adopted on May 7, 1987, by the shareholders in accordance with Section 631(2), Act 284, Public Acts of 1972, as amended. The necessary number of shares as required by statute was voted in favor of the amendment:

         Resolved that Article I of the Restated Articles of Incorporation be amended to read as follows:

                  The name of the corporation is WESTERN WHEEL HOWELL, INC.

Dated: June 1, 1987                                 CAST FORGE COMPANY

                                                    By /s/ Richard F. Darke
                                                       -------------------------
                                                       Richard F. Darke
                                                       Vice President

C T CORPORATION SYSTEM                              By /s/ Bairy J. Miller
ATT: MIKE DALIDA                                       -------------------------
615 Griswold, Ste. 1414                                Bairy J. Miller
DETROIT, MI 48226                                      Assistant Secretary

GOLD SEAL APPEARS ONLY ON ORIGINAL

            FILED                                              RECEIVED

         JUL 06 1992                                          JUN 25 1992

        Administrator                                 MICHIGAN DEPT. OF COMMERCE
MICHIGAN DEPARTMENT OF COMMERCE
Corporation & Securities Bureau

                            CERTIFICATE OF AMENDMENT

                                     to the

                            ARTICLES OF INCORPORATION

                  The undersigned corporation executes the following Certificate of Amendment to its Restated Articles of Incorporation pursuant to the provisions of Section 631, Act 284, Public Acts of 1972, as amended:

                  1.       The name of the Corporation is WESTERN WHEEL HOWELL,
         INC.

                  2. The location of the registered office is the Corporation Company, 615 Griswold St., Detroit MI 48226.

                  3. The following amendment to the Restated Articles of Incorporation was adopted on June 22, 1992 by its sole shareholder in accordance with Sections 407(2) and 611(2), Act 284, Public Acts of 1972, as amended:

                  RESOLVED, that Article VIII of the Restated Articles of
             Incorporation be amended to read as follows:

                           The duration of the corporation is perpetual.

         Dated: June 22, 1992                    WESTERN WHEEL HOWELL, INC.

                                                 By: /s/ Rajesh K. Shah
                                                     ----------------------
                                                     Name: Rajesh K. Shah
                                                     Title: Vice President

                                                 By: /s/ Barry J. Miller
                                                     ----------------------
                                                     Name: Barry J. Miller
                                                     Title: Assistant Secretary

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS
INDICATED IN THE BOX BELOW. Include name, street and number
(or P.O. box), city, state and ZIP code.

         C T CORPORATION SYSTEM
         ATTN LAURA D'ANTONIO
         1633 BROADWAY
         NEW YORK NY 10019

GOLD SEAL APPEARS ONLY ON ORIGINAL

       [CT SYSTEM LOGO]

        May 5, 1993

C T Corporation System    Thomas Pierson, Deputy Director    MAY 06 1993              FILED
1633 Broadway             Michigan Department of Commerce
New York, NY 10019        Corporation & Security Bureau                             MAY 14 1993
212 246 5070              6546 Mercantile Way
                          Lansing, Michigan 48909                                   Administrator

                                                                            MICHIGAN DEPARTMENT OF COMMERCE
                                                                            CORPORATION & Securities Bureau

                                               By /s/ [ILLEGIBLE]
                                               CORPORATION AND SECURITIES BUREAU

RE: CHANGE OF REGISTERED OFFICE ADDRESS

Dear Mr. Pierson,

This letter is to certify that The Corporation Company has changed its address from: 615 Griswold Street, Detroit, Michigan 48226 to: 30600 Telegraph Road, Bingham Farms, Michigan 48025. We will notify all active corporations for which The Corporation Company is the resident agent of this change of address.

Enclosed is our check for $52,000.00 to cover the filing fee for the 10,294 active profit and non-profit corporations for which your records indicate The Corporation Company is agent. This payment will include the fee for providing us with an alphabetical listing of the names of all the corporations for which the registered office has been changed. Also included in this paymen is the fee for a clean-up list which we will request within 30 days of the filing.

Please confirm in writing the date that this change was effectuated on your records.

Thank you in advance for your cooperation in this matter.

Very truly yours,

/s/ Kenneth J. Uva
Kenneth J. Uva
Vice President

KJU:mh
encl.

Sworn before me this 5th day of May, 1993.

       /s/ Theresa Alfieri
           THERESA ALFIERI
   Notary Public, State of New York
            No. 4703698
      Qualified in Kings County
Certificate filed in New York County
   Commission Expires Dec. 31, 1993

GOLD SEAL APPEARS ONLY ON ORIGINAL

C&S 515                                        [ILLEGIBLE]  0722  DRG&FI  $12.50

          RECEIVED                                              FILED

         JUL 21 1994                                         JUL 21 1994

  Michigan Dept. of Commerce                               Administrator
Corporation & Securities Bureau                  MICHIGAN DEPARTMENT OF COMMERCE
                                                 Corporation & Securities Bureau

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                       RESTATED ARTICLES OF INCORPORATION

         The undersigned corporation executes the following Certificate of Amendment of its Restated Articles of Incorporation pursuant to the provisions of Sections 631, Act 284, Public Acts of 1972, as amended:

         1. The present name of the Corporation is WESTERN WHEEL HOWELL, INC.

         2. The corporation identification number assigned by the Corporation and Securities Bureau of the Department of Commerce of the State of Michigan is 042-155.

         3. The location of the registered office of the Corporation is c/o The Corporation Company, 30600 Telegraph Road, Bingham Farms, Michigan 48025.

         4. Article 1 of the Restated Articles of Incorporation is hereby amended to read as follow:

                  The name of Corporation is HAYES WHEELS

                  INTERNATIONAL-MICHIGAN, INC.

         5. The foregoing amendment to the Restated Articles of Incorporation was duly adopted by the written consent of all of the shareholders entitled to vote thereon in accordance with the provisions of Section 407 of the Business corporation Act.

                                                 WESTERN WHEEL HOWELL, INC.


                                                 By: /s/ R. Cucuz
                                                     ---------------------------
                                                     R. Cucuz
                                                     Chairman of the Board

Prepared by:

Barry J. Miller                                  By: /s/ Barry J. Miller
Attorney at Law (P-25079)                            ---------------------------
38481 Huron River Drive                              Barry J. Miller
Romulus, MI 48174                                    Assistant Secretary
(313)942-8031

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS
INDICATED IN THE BOX BELOW. Include name, street and number
(or P.O. box), city, state and ZIP code.

          ATTN: CHERYL J. KRAWCZYK

          MICHIGAN RUNNER SERVICE
          P.O. BOX 266
          EATON RAPIDS, MI 48827

Name of person of organization
remitting fees: MICHIGAN RUNNER SERVICE
(517)663-2525 Ref# (42851)
_______________________________________

_______________________________________
Preparer's name and business
telephone number:
_______________________________________

 (      )
_______________________________________

GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE]

--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
                                       (FOR BUREAU USE ONLY)

                                                     944E#5316 1117 DRG&FI $5.00

Date Received                                                  FILED

     NOV 17 1994
----------------                                            NOV 18 1994

                                                           Administrator
                                                 MICHIGAN DEPARTMENT OF COMMERCE
                                                 Corporation & Securities Bureau

-------------------------------------------------
Name
  Michael R. Dalida C/O THE CORPORATION CO.
-------------------------------------------------
Address
         30600 Telegraph Road STE, 3275
-------------------------------------------------
City                    State         Zip Code
  Bingham Farms       Michigan         48025      EFFECTIVE DATE:
-------------------------------------------------
-DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE-

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS AND LIMITED LIABILITY COMPANIES

           (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 264, Public of 1972 profit corporations, Act 162, Public Acts of 1982 (nonprofit corporation), of Act 23, Public Acts of 1993 limited liability companies, the undersigned corporation of limited liability company executes the following Certificate:

1.  The name of the corporation or limited liability company is:

          Hayes Wheels International-Michigan, Inc.

2.  The identification number assigned by the Bureau is:  042-155

3.  a. The name of the resident agent on file with the Bureau is:
       The Corporation Company

    b. The location of its registered office is:

        30600 Telegraph Rd. Bingham Farms , Michigan        48025
        ----------------------------------           ---------------------
        (Street Address)        (City)                   (ZIP Code)

    c. The mailing address of the above registered office on file with the Bureau is:

                                         , Michigan
    -------------------------------------           --------------------
        (P.O. Box)             (City)                   (ZIP Code)

ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4   a. The name of the resident agent is:  Daniel M. Sandberg

    b. The address of the registered office is:

      38481 Huron River Dr.      Romulus  , Michigan       48174
    --------------------------------------           -------------------
        (Street Address)        (City)                  (ZIP Code)

c.  The mailing address of the registered office IF DIFFERENT THAN 4B is:

                                         , Michigan
    -------------------------------------           --------------------
        (P.O. Box)             (City)                   (Zip Code)

5.  The above changes were authorized by resolution duly adopted by : 1. ALL
    CORPORATIONS: its board of directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which call a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative value of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office and the address of its resident agent as changed are identical.

Data Signed: 11/9/94                        Signed by: /s/ Barry J. Miller
                                                       ---------------------
(ILLEGIBLE)                                          Barry J. Miller
                                      (Type or Print Name) (Type of Print Title)
                                                    Assistant Secretary

GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE]                                      941B#3994  1121  DRG&FI  $10.00
--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received                                       (FOR BUREAU USE ONLY)
NOV 21 1994
------------------------                                    FILED

                                                         NOV 22 1994
------------------------
-------------------------------------------               Administrator
Name C T CORPORATION SYSTEM                      MICHIGAN DEPARTMENT OF COMMERCE
     MICHAEL R. DALIDA                           Corporation & Securities Bureau
-------------------------------------------
Address
         30600 TELEGRAPH RD., STE. 3275
-------------------------------------------
City             State            Zip Code
BINGHAM FARMS,     MI                48025   EXPIRATION DATE:  DECEMBER 31, 1999
-------------------------------------------
-DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -

                          CERTIFICATE OF ASSUMED NAME
  FOR USE BY CORPORATION, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one exercise the following Certificate:

1. The true name of the corporation, limited partnership, or limited company is:

         Hayes Wheels International-Michigan, Inc.

2.  The identification number assigned by the Bureau is:  042-155

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

        38481 Huron River Drive          Romulus        MI        48174
    ----------------------------------------------------------------------------
          (Street Address)               (City)      (State)   (ZIP Code)

4.  The assumed name under which business is to be transacted is:  Western Wheel

                  COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

                        Signed this 7th day of November, 1994

                        By /s/ Barry J. Miller
                           --------------------------------------------------
                                        (Signature)

                               Barry J. Miller         Assistant Secretary
                           --------------------------------------------------
                             (Type or Print Name)     (Type or Print Title)


                           --------------------------------------------------
                             (Limited Partnerships Only - Indicate Name of
                           General Partner if a corporation or other entity)

(MICH. - 2506 - 7/6/93)

GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE]

5. If the same is assumed by two or more corporation, limited partnerships, or limited liability companies, or any combination thereof, each participant corporation, limited partnership, or limited liability company shall file a separate certificate. Each assumed name certificate shall reflect the correct true name or qualifying assumed name of the other corporations, limited partnerships, or limited liability companies which are simultaneously adopting the same assumed name.

    An entity that already has the assumed name shall simultaneously file a Certificate of Termination of Assumed Name and a new Certificate of Assumed Name.

    Listed below in alphabetical order are the participating corporations and/or limited partnerships and/or limited liability companies and their identification numbers.

    1.  Haves Wheels International, Inc.                              [622-771]

    2.                                                                [   -   ]
    ______________________________________________________________

    3.                                                                [   -   ]
    ______________________________________________________________

    4.                                                                [   -   ]
    ______________________________________________________________

    5.                                                                [   -   ]
    ______________________________________________________________

    6.                                                                [   -   ]
    ______________________________________________________________

    7.                                                                [   -   ]
    ______________________________________________________________

    8.                                                                [   -   ]
    ______________________________________________________________

    9.                                                                [   -   ]
    ______________________________________________________________

    10.                                                               [   -   ]
    ______________________________________________________________

    11.                                                               [   -   ]
    ______________________________________________________________

    12.                                                               [   -   ]
    ______________________________________________________________

    13.                                                               [   -   ]
    ______________________________________________________________

    14.                                                               [   -   ]
    ______________________________________________________________

    15.                                                               [   -   ]
    ______________________________________________________________

(MICH. - 2506)

GOLD SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE]                                      941B#3994  1121  DRG&FI  $10.00
--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received                                   (FOR BUREAU USE ONLY)

  NOV 21 1994                                           FILED
--------------
                                                      NOV 22 1994

--------------                                       Administrator
-------------------------------------------   MICHIGAN DEPARTMENT OF COMMERCE
Name C T CORPORATION SYSTEM                   Corporation & Securities Bureau
     MICHAEL R. DALIDA
-------------------------------------------
Address
  30600 TELEGRAPH RD.,    STE.       3275
-------------------------------------------
City                     State     Zip Code

  BINGHAM FARMS,          MI         48025   EXPIRATION DATE:  DECEMBER 31, 1999
-------------------------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -

                          CERTIFICATE OF ASSUMED NAME
 FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

           (Please read information and instructions on reverse side)

         Pursuant to the provision of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership or limited liability company in item one executes the following Certificate:

1. The true name of the corporation, limited partnership, or limited liability company is:

    Hayes Wheels International - Michigan, Inc.

2.  The identification number assigned by the Bureau is:  042-155

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

     38481 Huron River Drive            Romulus        MI          48174
    ----------------------------------------------------------------------------
       (Street Address)                 (City)      (State)      (ZIP Code)

4.  The assumed name under which business is to be transacted is:

    Hayes Wheel

                  COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

                                  Signed 7th day of November, 1994

                                  By /s/ Barry J. Miller
                                     -------------------------------------------
                                                     (Signature)

                                       Barry J. Miller      Assistant Secretary
                                     -------------------------------------------
                                     (Type or Print Name)  (Type or Print Title)

(MICH. - 2506 - 7/6/93)

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. If the same name is assumed by two or more corporations, limited partnerships, or limited liability companies, or any combination thereof, each participant corporation, limited partnership, or limited liability company shall file a separate certificate. Each assumed name certificate shall reflect the correct true name or qualifying assumed name of the other corporations, limited partnerships, or limited liability companies which are simultaneously adopting the same assumed name.

    An entity that already has the assumed name shall simultaneously file a Certificate of Termination of Assumed Name and a new Certificate of Assumed Name.

    Listed below in alphabetical order are the participating corporations and/or limited partnerships and/or limited liability companies and their identification numbers.

    1. Hayes Wheels International, Inc.                                  622-771

    2.                                                                      -
    _________________________________________________________________   ________

    3.                                                                      -
    _________________________________________________________________    _______

    4.                                                                      -
    _________________________________________________________________    _______

    5.                                                                      -
    _________________________________________________________________    _______

    6.                                                                      -
    _________________________________________________________________    _______

    7.                                                                      -
    _________________________________________________________________    _______

    8.                                                                      -
    _________________________________________________________________    _______

    9.                                                                      -
    _________________________________________________________________    _______

    10.                                                                     -
    _________________________________________________________________    _______

    11.                                                                     -
    _________________________________________________________________    _______

    12.                                                                     -
    _________________________________________________________________    _______

    13.                                                                     -
    _________________________________________________________________    _______

    14.                                                                     -
    _________________________________________________________________    _______

    15.                                                                     -
    _________________________________________________________________    _______

(MICH. - 2506)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                   ADJUSTED TO AGREE        ADJUSTED PURSUANT TO
 RECEIVED         WITH BUREAU RECORDS     TELEPHONE AUTHORIZATION      FILED

FEB 05 1998                 CERTIFICATE OF AMENDMENT                FEB 05 1998
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION

           Administrator                             Administrator
   MI DEPT. OF CONSUMER & INDUSTRY           MI DEPT. OF CONSUMER & INDUSTRY
SERVICES CORPORATION, SECURITIES & LAND  SERVICES CORPORATION, SECURITIES & LAND
           DEV. BUREAU                           DEVELOPMENT BUREAU

         The undersigned corporation executes the following Certificate of amendment to its Restated Articles of Incorporation pursuant to the provisions of Section 631, Act 284, Public Acts of 1972, as amended:

         1. The present name of the Corporation is HAYES WHEELS INTERNATIONAL-MICHIGAN, INC.,

         2. The corporation identification number assigned by the Corporation and Securities Bureau Department of Commerce of the State of Michigan is 042-155.

         3. The location of the registered office of the Corporation is 38481 Huron River Dr. Romulus, MI 48174

         4. Article I of the Restated Articles of Incorporation is hereby amended to read as follows:


                  The name of the Corporation is HAYES LEMMERZ INTERNATIONAL-MICHIGAN, INC.

         5. The foregoing amendment to the Restated Articles of Incorporation was duly adopted by the written consent of all of the shareholders entitled to vote thereon in accordance with the provisions of Section 407 of the Business Corporation Act.

                                          ADOPTED 1/5/98
                                          SIGNED  1/7/98

                                          HAYES WHEELS INTERNATIONAL-
                                          MICHIGAN, INC.

                                          By: /s/ William D. Shovers
                                              ------------------------
Prepared by:                                  William D. Shovers
                                              Vice President - Finance

                                          By: /s/ Patrick B. Carey
                                              ------------------------
                                              Patrick B. Carey
                                              Assistant Secretary

GOLD SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME      Name of person or organization
AND MAILING ADDRESS INDICATED IN       remitting fees: MICHIGAN RUNNER SERVICE
THE BOX BELOW. Include name, street    (517) 663--2525 Ref # (86769)
and number or P.O. box), city,         _________________________________________
state and ZIP code.
                                       _________________________________________

[Attn: Cheryl J. Bixby]                 Preparer's name and bysinees
[MICHIGAN RUNNER SERVICE]               telephone number:
[P.O. Box 266]                          ________________________________________
[Eaton Rapids, MI. 48827-0266]
                                        (_______)_______________________________

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------

Date Received                                       (FOR BUREAU USE ONLY)
FEB 17 1998
                                                            FILED

    ADJUSTED PURSUANT TO                                 FEB 19 1998
  TELEPHONE AUTHORIZATION
  WITH MICHAEL R. DALIDA                                Administrator
                                                 MI DEPT. OF CONSUMER & INDUSTRY
                                              SERVICES CORPORATION, SECURITIES &
                                                   LAND DEVELOPMENT BUREAU

------------------------------------
Name
[Attn: Michael R. Dalida,
Customer Specialist
C T Corporation System
30600 Telegraph Rd Ste 3275
Bingham Farms MI 48025                        EXPIRATION DATE: DECEMBER 31, 2003
------------------------------------

- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -

                           CERTIFICATE OF ASSUMED NAME
  FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES

            (Please read information and instructions on reverse side)

       Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213,
   Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

         Hayes Lemmerz International - Michigan, Inc.

2.       The identification number assigned by the Bureau is: 042-155

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

         38481 Huron River Dr. Romulus                 MI            48174
         ------------------------------------  ---------------------------------
           (Street Address)           (City)         (State)       (ZIP Code)

4.       The assumed name under which business is to be transacted is:

         Hayes Wheels International - Michigan, Inc.

 COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

                  Signed this 19th day of January, 1998
                     Hayse Lammerz International - Michigan, Inc.

                  By /s/ Daniel M. Sandberg
                     -----------------------
                           (Signature)

                      Daniel M. Sandberg         Vice President & Secretary
                  --------------------------------------------------------------
                     (Type of Print Name)           (Type or Print Title)

                  --------------------------------------------------------------
                  (Limited Partnerships Only - Indicate Name of General Partner
                             if a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------

Date Received                                      (FOR BUREAU USE ONLY)
JUN 21 1999
---------------------------------
                                                            FILED

                                                         JUN 21 1999

                                                        Administrator
                                             CORP. SECURITIES & LAND DEV. BUREAU
---------------------------------
Name
         517--663--2525 Ref # 94118
         Attn: Cheryl J. Bixby
Address  MICHIGAN RUNNER SERVICE
         P.O. Box 266
City     Eaton Rapids, MI 48827              EFFECTIVE DATE:
---------------------------------

- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (Please read information and instructions on the last page)

         Pursuant to the provision of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Act of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: HAYES LEMMERZ INTERNATIONAL - MICHIGAN, INC.

2.       The identification number assigned by the Bureau is: 042-155

3.       The location of its registered office is:

38481 Huron River Drive                   Romulus, Michigan      48174
-------------------------------------------------           ------------------
    (Street Address)                       (City)             (ZIP Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

         The name of the corporation is HAYES LEMMERZ INTERNATIONAL - HOWELL,
         INC.

Article IV of the Articles of Incorporation is hereby amended to read as follows:

1. The address of the registered office is 15300 Centennial Drive, Northville, Michigan 48167.

3. The name of the resident agent at the registered office is Patrick B. Carey.

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OF TRUSTEES.)

         The foregoing amendment to the Articles of Incorporation was duly adopted on the _________ day of ______, 19____, in accordance with the provision of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors of Trustees.

                       Signed this _________ day of __________ 19___.

         _________________________________   _________________________________
                    (Signature)                         (Signature)

         _________________________________   _________________________________
               (Type or Print Name)                 (Type or Print Name)

         _________________________________   _________________________________
                    (Signature)                         (Signature)

         _________________________________   _________________________________
               (Type or Print Name)                 (Type or Print Name)

6. (FOR PROFIT CORPORATIONS, AND FOR NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

         The foregoing amendment to the Articles of Incorporation was duly adopted on the 30th day of April, 1999 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)


         [ ] at a meeting. The necessary votes were cast in favor of the amendment.

         [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) or the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of incorporation.)

         [X] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

                   Signed this 17th day of June, 1999

                   By /s/ William D. Shovers
                      ----------------------------------------------------------
                      (Signature of President, Vice-President, Chairperson,
                                       Vice-Chairperson)

                    William D. Shovers                   Vice-President
                   -------------------------------------------------------------
                   (Type or Print Name)              (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

7. (FOR A NONPROFIT CORPORATION WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A DIRECTORSHIP BASIS.)

         The foregoing amendment to the Articles of Incorporation was duly adopted on the _________ day of ___________, 19___ by the directors of a nonprofit corporation whose articles of incorporation state it is organized on a directorship bases (check one of the following)

         [ ] at a meeting. The necessary votes were case in favor of the amendment.

         [ ] by written consent of all directors pursuant to Section 525 of the Act.


                   Signed this ___________ day of ________, 19___

                   By __________________________________________________________
                      (Signature of President, Vice-President, Chairperson,
                                       Vice-Chairperson)

                   _____________________________________________________________
                   (Type or Print Name)              (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
                                           (FOR BUREAU USE ONLY)

Date Received     JUN 28 1999                              FILED
                                                         JUN 28 1999
------------------------------
Ph. 517-663-2525 Ref #14366                             Administrator
Attn: Cheryl J. Bixby                        CORP. SECURITIES & LAND DEV. BUREAU
MICHIGAN RUNNER SERVICE
P.O. BOX 266                                 EXPIRATION DATE: DECEMBER 31, 2004
Eaton Rapids, MI 48827                       -----------------------------------
------------------------------
- DOCUMENT WILL BE RETURNED TO THE
   NAME AND ADDRESS YOU ENTER ABOVE -

                          CERTIFICATE OF ASSUMED NAME
 FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate;

1. The true name of the corporation, limited partnership, or limited liability company is:

         HAYES LEMMERZ INTERNATIONAL - HOWELL, INC.

2.       The identification number assigned by the Bureau is:  042-155

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

         15300 Centennlal Drive     Northville       Michigan        48167
         -----------------------------------------------------------------------
            (Street Address)          (City)         (State)       (Zip Code)

4.       The assumed name under which business is to be transacted is:

         HAYES LEMMERZ INTERNATIONAL - MICHIGAN, INC. [x]

   COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

                                    Signed this 17th day of June. 1999

                                    By /s/ William D. Shovers
                                       ---------------------------------------
                                                (Signature)

                                    William D. Shovers         Vice President
                                    --------------------------------------------
                                    (Type or Print Name)   (Type or Print Title)

                                    --------------------------------------------
                                    (Limited Partnership Only - Indicate Name of
                                         General Partner if a corporation or
                                                    other entity)

GOLD SEAL APPEARS ONLY ORIGINAL

--------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                         (FOR BUREAU USE ONLY)
     APR 11 2000
-----------------
                 This document is                           FILED
                 effective on the date
                 filed, unless a                         APR 13 2000
                 subsequent effective
                 date within 90 days after              Administrator
                 received date is stated    CORP., SECURITIES & LAND DEV. BUREAU
                 in the document.
                                             EXPIRATION DATE:
                                             DECEMBER 31, 2005
------------------------------               -----------------------------------
Name _________________________

517-663-2525 Ref # 02802
Attn: Cheryl J. Bixby
MICHIGAN RUNNER SERVICE
P.O. Box 226
Eaton Rapids, MI 48827
------------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE. - IF LEFT BLANK DOCUMENT WILL BE MAILED TO THE REGISTERED OFFICE.

                          CERTIFICATE OF ASSUMED NAME
   FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

                   HAYES LEMMERZ INTERNATIONAL - HOWELL, INC.

2.       The identification number assigned by the Bureau is: 042155

3.       The assumed name under which business is to be transacted is: HAYES
         WHEELS [x]

4.       This document is hereby signed as required by the Act.

  COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

                                    Signed this 3rd day of April, 2000

                                    By /s/ William D. Shovers
                                       -----------------------------------------
                                                    (Signature)

                                    William D. Shovers        Vice President
                                    --------------------------------------------
                                    (Type or Print Name)   (Type or Print Title)

                                    --------------------------------------------
                                    (Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. If the same name is assumed by two or more corporations, limited partnerships, or limited liability companies, or any combination thereof, each participant corporation, limited partnership, or limited liability company shall file a separate certificate. Each assumed name certificate shall reflect the correct true name or qualifying assumed name of the other corporations, limited partnerships, or limited liability companies which are simultaneously adopting the same assumed name.

         An entity that already has the assumed name shall simultaneously file a Certificate of Termination of Assumed Name and a new Certificate of Assumed Name.

         Listed below in alphabetical order are the participating corporations and/or limited partnerships and/or limited liability companies and their identification numbers.

         1.       HAYES LEMMERZ INTERNATIONAL, INC.                  622771

         2.       HAYES LEMMERZ INTERNATIONAL - HOWELL, INC.         042155

         3.       ____________________________________________      ________

         4.       ____________________________________________      ________

         5.       ____________________________________________      ________

         6.       ____________________________________________      ________

         7.       ____________________________________________      ________

         8.       ____________________________________________      ________

         9.       ____________________________________________      ________

         10.      ____________________________________________      ________

         11.      ____________________________________________      ________

         12.      ____________________________________________      ________

         13.      ____________________________________________      ________

         14.      ____________________________________________      ________

         15.      ____________________________________________      ________

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                        (FOR BUREAU USE ONLY)

    APR 11 2000                                              FILED
---------------
                 This document is effective              APR 13 2000
                 on the date filed, unless
                 a subsequent effective
                 date within 90 days after              Administrator
                 received date is stated   CORP., SECURITIES & LAND DEV. BUREAU
                 in the document.
-----------------------------                EXPIRATION DATE:
Name ________________________                DECEMBER 31, 2005
                                             -----------------------------------
517-663-2525 Ref # 02802
Attn: Cheryl J. Bixby
MICHIGAN RUNNER SERVICE
P.O. Box 266
Eaton Rapids, MI 48827
-----------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE. -
   IF LEFT BLANK DOCUMENT WILL BE MAILED TO THE REGISTERED OFFICE.

                          CERTIFICATE OF ASSUMED NAME
 FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership or limited liability company is: HAYES LEMMERZ INTERNATIONAL - HOWELL, INC.

2.       The identification number assigned by the Bureau is:  042155

3.       The assumed name under which business is to be transacted is: WESTERN
         WHEEL [x]

4.       This document is hereby signed as required by the Act.

  COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

                                    Signed this 3rd day of April, 2000

                                    By /s/ William D. Shovers
                                       -----------------------------------------
                                                       (Signature)

                                      William D. Shovers      Vice President
                                    --------------------------------------------
                                     (Type or Print Name)  (Type or Print Title)

                                    --------------------------------------------
                                    (Limited Partnerships Only Indicate Name of
                                    General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. If the same name is assumed by two or more corporations, limited partnerships, or limited liability companies, or any combination thereof, each participant corporation, limited partnership, or limited liability company shall file a separate certificate. Each assumed name certificate shall reflect the correct true name or qualifying assumed name of the other corporations, limited partnerships, or limited liability companies which are simultaneously adopting the same assumed name.

         An entity that already has the assumed name shall simultaneously file a Certificate of Termination of Assumed Name and a new Certificate of Assumed Name.

         Listed below in alphabetical order are the participating corporations and/or limited partnerships and/or limited liability companies and their identification numbers.

         1.       HAYES LEMMERZ INTERNATIONAL, INC.                  622771

         2.       HAYES LEMMERZ INTERNATIONAL - HOWELL, INC.         042155

         3.       ____________________________________________      ________

         4.       ____________________________________________      ________

         5.       ____________________________________________      ________

         6.       ____________________________________________      ________

         7.       ____________________________________________      ________

         8.       ____________________________________________      ________

         9.       ____________________________________________      ________

         10.      ____________________________________________      ________

         11.      ____________________________________________      ________

         12.      ____________________________________________      ________

         13.      ____________________________________________      ________

         14.      ____________________________________________      ________

         15.      ____________________________________________      ________

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                         BUREAU OF COMMERCIAL SERVICES
--------------------------------------------------------------------------------
Date Received                        (FOR BUREAU USE ONLY)

-------------                                                  FILED

                This document is effective on               APR 22 2002
                the date filed, unless a
                subsequent effective date               CIS Administrator
                within 90 days after received      BUREAU OF COMMERCIAL SERVICES
                date is stated in the document.            [ILLEGIBLE]

------------------------------------------------
Name
        Kelly Brushaber
------------------------------------------------
Address
        15300 Centennial Drive
------------------------------------------------
City                      State        Zip Code
        Northville,         MI           48167             EFFECTIVE DATE:
------------------------------------------------           ---------------

- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE. - IF LEFT BLANK DOCUMENT WILL BE MAILED TO THE REGISTERED OFFICE.

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS AND LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1.       The name of the corporation or limited liability company is:
         Hayes Lemmerz International - Howell, Inc.

2.       The identification number assigned by the Bureau is: 042-155

3.       a. The name of the resident agent on file with the Bureau is:
            Patrick B. Carey

         b. The location of the registered office on file with the Bureau is:

            15300 Centennial Drive     Northville   Michigan       48167
            --------------------------------------,          -------------------
              (Street Address)          (City)                   (Zip Code)

         c. The Mailing address of the above registered office on file with the Bureau is:

                Same as above                        Michigan
            ----------------------------------------,         ------------------
            (Street Address or P.O. Box)    (City)                (Zip Code)

  ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4.       a. The name of the resident agent is: Patrick C. Cauley

         b. The address of the registered office is:

            15300 Centennial Drive     Northville   Michigan         48167
            --------------------------------------,          -------------------
                (Street Address)        (City)                    (Zip Code)

         c. The mailing address of the registered office IF DIFFERENT THAN 4B is:
                                                    Michigan
            --------------------------------------,          -------------------
            (Street Address or P.O. Box)  (City)                  (Zip Code)

5.       The above changes were authorized by resolution duly adopted by: 1. ALL
         CORPORATIONS: Its Board of Directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed.

6. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.

Signature               Type of Print Name and Title               Date Signed

/s/ [ILLEGIBLE]     Daniel M. Sandberg, Vice President            April 9, 2002

GOLD SEAL APPEARS ONLY ON ORIGINAL